UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22114

Name of Registrant:	Vanguard Montgomery Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  December 31

Date of reporting period: January 1, 2018—December 31, 2018

Item 1: Reports to Shareholders

Annual Report | December 31, 2018 Vanguard Market Neutral Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our CEO	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our CEO

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

January 17, 2019

Your Fund’s Performance at a Glance

•     For the 12 months ended December 31, 2018, Vanguard Market Neutral Fund returned 0.59% for Investor Shares. It fell short of its mandate of beating the returns of 3-month Treasury bills, which gained 1.86%.

•     The fund’s stock selection model focuses on five signals that rank a universe of stocks. The sentiment and growth indicators contributed most to performance. The valuation model detracted.

•     Stock selection results in 5 of 11 sectors were positive on a relative basis, most notably in energy, with smaller contributions from communication services and utilities. Holdings in financials, consumer discretionary, and materials detracted.

•     Over the decade ended December 31, the Market Neutral Fund produced an average annual return of 0.88% for Investor Shares, ahead of its spliced benchmark by half a percentage point.

Market Barometer

	Average Annual Total Returns
	Periods Ended December 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-4.78%	9.09%	8.21%
Russell 2000 Index (Small-caps)	-11.01	7.36	4.41
Russell 3000 Index (Broad U.S. market)	-5.24	8.97	7.91
FTSE All-World ex US Index (International)	-14.13	4.58	1.05

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.01%	2.06%	2.52%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	1.28	2.30	3.82
FTSE Three-Month U.S. Treasury Bill Index	1.86	0.98	0.59

CPI
Consumer Price Index	1.91%	2.03%	1.51%

Advisor’s Report

Stock markets in the United States and abroad posted negative results for the 12 months ended December 31, 2018. Investors were shaken by concerns about economic growth, U.S. monetary policy, and geopolitical uncertainty, including U.S.-China trade tensions and Brexit negotiations. Volatility resurfaced in the fourth quarter, and the year ended with a partial shutdown of the U.S. federal government. The Standard & Poor’s 500 Index returned –4.38% and the MSCI World Index a more severe 8.20%.

At times incongruously, macroeconomic fundamentals were supportive throughout the period. The U.S. economy expanded at an average annualized pace of above 3% for the first three quarters of 2018. This growth was boosted in part by the tax cuts that were part of legislation enacted at the end of 2017 and by congressional approval in March to increase federal government spending.

The labor market remained robust; the economy created an average of well over 200,000 jobs per month in 2018. After dipping to an almost 50-year low of 3.7% in November, the unemployment rate ticked back up to 3.9% in December as plentiful opportunities drew more workers back into the labor market. Wage gains improved a bit and inflation moved up to hover near the Federal Reserve’s target of 2%. The Fed raised rates four times over the year, which pushed its target a full percentage point higher to 2.25%–2.5%.

Vanguard Market Neutral Fund returned 0.59% for Investor Shares. It fell short of its mandate of exceeding the return of 3-month U.S. Treasury bills, which posted 1.86% and benefited from the rising-rate environment. Please note that the fund’s long-term record still achieves that mandate and that the fund does not try to outperform the equity market.

Although it’s important to understand how our overall performance is affected by broader macroeconomic and market factors, our approach to investing focuses on specific stock fundamentals and how companies rank relative to their industry peers.

Our model uses five themes—growth, quality, management decisions, sentiment, and valuation—to evaluate companies and generate a composite expected stock return. We seek to capitalize on investor biases by taking long positions in the stocks that our model ranks high and by shorting those that score the lowest. We aim to keep your fund’s sector exposures neutral, because our research has shown that sector bets do not add value over the long term.

Our stock selection for the year was mixed; 5 of the 11 industry sectors helped results. Our choices in energy aided relative performance the most, while those in financials, consumer discretionary, and materials detracted.

Two of our signals—sentiment and growth—boosted relative returns. The valuation signal detracted. We continue to believe exposure to all the signals offers a compelling investment opportunity.

Among our holdings, short positions in health care company Clovis Oncology and consumer staples firm Coty added most to performance. Long positions in World Wrestling Entertainment (communication services) and Etsy (consumer discretionary) contributed as well. But results suffered from short positions in AveXis, Dexcom, and Tesaro and a long position in Endo, all in the health care sector, and a long position in energy holding Whiting Petroleum.

We remain committed to our investment philosophy and process of identifying companies with strong, consistent fundamental growth at attractive valuations. We believe these remain the tenets of long-term investment success.

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal,

Head of Alpha Strategies

Vanguard Quantitative Equity Group

January 22, 2019

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended December 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Market Neutral Fund	6/30/2018	12/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,000.17	$9.43
Institutional Shares	1,000.00	1,000.50	9.18
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,015.78	$9.50
Institutional Shares	1,000.00	1,016.03	9.25

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 1.80% for Investor Shares and 1.74% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Market Neutral Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2008, Through December 31, 2018

Initial Investment of $250,000

	Average Annual Total Returns
	Periods Ended December 31, 2018
				Final Value
	One	Five	Ten	of a $250,000
	Year	Years	Years	Investment
Market Neutral Fund Investor Shares	0.59%	1.53%	0.88%	$272,818
Spliced Market Neutral Index	1.86	0.59	0.34	258,672
Dow Jones U.S. Total Stock Market Float Adjusted Index	-5.30	7.86	13.22	865,621

Spliced Market Neutral Index: Citigroup 3-Month U.S. Treasury Bill Index through March 31, 2016; FTSE 3-Month U.S. Treasury Bill Index (Daily) thereafter.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Market Neutral Fund Institutional Shares	0.65%	1.62%	0.97%	$5,505,187
Spliced Market Neutral Index	1.86	0.59	0.34	5,173,434
Dow Jones U.S. Total Stock Market Float Adjusted Index	-5.30	7.86	13.22	17,312,429

See Financial Highlights for dividend and capital gains information.

Market Neutral Fund

Sector Diversification

As of December 31, 2018

	Long	Short
	Portfolio	Portfolio
Communication Services	4.2%	4.2%
Consumer Discretionary	13.6	13.7
Consumer Staples	4.7	4.9
Energy	6.4	6.0
Financials	11.6	11.4
Health Care	11.5	11.4
Industrials	17.9	18.0
Information Technology	15.0	15.1
Materials	6.1	6.2
Real Estate	5.7	5.7
Utilities	3.3	3.4

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Market Neutral Fund

Financial Statements

Statement of Net Assets

As of December 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks-Long Positions (98.7%)
Communication Services (4.2%)
†	World Wrestling Entertainment Inc. Class A	131,609	9,834
†	Match Group Inc.	200,248	8,564
†,*	Boingo Wireless Inc.	353,768	7,277
†	AMC Entertainment Holdings Inc. Class A	528,809	6,494
†,*	Glu Mobile Inc.	599,342	4,837
†,*,^	Sirius XM Holdings Inc.	760,538	4,342
†,*	Liberty Media Corp-Liberty SiriusXM Class A	113,232	4,167
†	News Corp. Class B	304,589	3,518
†	Gannett Co. Inc.	399,860	3,411
*	Intelsat SA	128,708	2,753
†,*	TripAdvisor Inc.	43,476	2,345
*	Gray Television Inc.	137,263	2,023
	Telephone & Data Systems Inc.	47,752	1,554
†,*	MSG Networks Inc.	59,502	1,402
*	Vonage Holdings Corp.	151,330	1,321
*	United States Cellular Corp.	20,952	1,089
			64,931
Consumer Discretionary (13.5%)
†	Abercrombie & Fitch Co.	496,450	9,954
†,*	Crocs Inc.	381,447	9,910
†,*	Deckers Outdoor Corp.	77,294	9,890
†,*,^	RH	78,457	9,401
†,*	Chipotle Mexican Grill Inc. Class A	19,785	8,543
†,*	Lululemon Athletica Inc.	67,780	8,243
†	PulteGroup Inc.	312,825	8,130
†,*	Fossil Group Inc.	509,292	8,011
†,*	SeaWorld Entertainment Inc.	352,469	7,786
†,^	Brinker International Inc.	176,195	7,749
†	BJ’s Restaurants Inc.	152,335	7,704
†,*	Weight Watchers International Inc.	190,361	7,338
†	Bloomin’ Brands Inc.	407,114	7,283
†	Ralph Lauren Corp. Class A	69,867	7,229
†	H&R Block Inc.	275,724	6,995
†	Signet Jewelers Ltd.	213,706	6,789
†,*	Urban Outfitters Inc.	183,010	6,076
†,*	Burlington Stores Inc.	35,171	5,721
†	Lear Corp.	45,610	5,604
†,*	Planet Fitness Inc. Class A	101,973	5,468
†	Tailored Brands Inc.	394,280	5,378
†	American Eagle Outfitters Inc.	253,547	4,901
†,*	Etsy Inc.	101,176	4,813
†,*	Boot Barn Holdings Inc.	277,263	4,722
†,*	Conn’s Inc.	248,533	4,687
†	Dick’s Sporting Goods Inc.	146,222	4,562
*	Chegg Inc.	118,474	3,367
†	Hyatt Hotels Corp. Class A	48,337	3,268
†	Nordstrom Inc.	59,165	2,758
*	Stoneridge Inc.	100,950	2,488
*	Amazon.com Inc.	1,489	2,236
	NIKE Inc. Class B	30,062	2,229
†,*	Sleep Number Corp.	66,492	2,110
	Macy’s Inc.	68,106	2,028
*	Rent-A-Center Inc.	104,748	1,696
†	Best Buy Co. Inc.	31,300	1,658
†,*	Penn National Gaming Inc.	72,121	1,358
*	Career Education Corp.	98,273	1,122
			209,205
Consumer Staples (4.7%)
†,*	Herbalife Nutrition Ltd.	141,689	8,353
†,*	Boston Beer Co. Inc. Class A	34,551	8,321
†	Medifast Inc.	65,506	8,190

Market Neutral Fund

			Market
			Value•
		Shares	($000)
†	Lamb Weston Holdings Inc.	108,269	7,964
†	Cal-Maine Foods Inc.	186,692	7,897
†,*	USANA Health Sciences Inc.	62,818	7,396
†	Archer-Daniels-Midland Co.	163,770	6,710
†	Kroger Co.	235,820	6,485
†,*	TreeHouse Foods Inc.	126,572	6,418
*	BJ’s Wholesale Club Holdings Inc.	99,059	2,195
	Calavo Growers Inc.	22,728	1,658
†	National Beverage Corp.	15,780	1,132
			72,719
Energy (6.3%)
†	ConocoPhillips	150,260	9,369
†,*	Whiting Petroleum Corp.	384,607	8,727
†,*	Carrizo Oil & Gas Inc.	749,143	8,458
†,*	Renewable Energy Group Inc.	327,365	8,413
†,*	Denbury Resources Inc.	4,348,262	7,435
†	HollyFrontier Corp.	127,335	6,509
†	Murphy Oil Corp.	276,910	6,477
†	PBF Energy Inc. Class A	197,900	6,465
†,*	W&T Offshore Inc.	1,411,456	5,815
†,*	CONSOL Energy Inc.	158,680	5,032
†,*	California Resources Corp.	265,699	4,527
†,*	ProPetro Holding Corp.	301,913	3,720
†	Cabot Oil & Gas Corp.	164,321	3,673
†,*	Unit Corp.	219,224	3,130
†	SM Energy Co.	133,442	2,066
†,*	Northern Oil and Gas Inc.	763,202	1,725
†,*	Laredo Petroleum Inc.	425,581	1,541
	Peabody Energy Corp.	47,566	1,450
	Arch Coal Inc. Class A	13,922	1,155
†	Delek US Holdings Inc.	32,044	1,042
	Archrock Inc.	105,500	790
			97,519
Financials (11.4%)
†	Universal Insurance Holdings Inc.	251,641	9,542
†	Aflac Inc.	204,134	9,300
†	Primerica Inc.	88,426	8,640
†	Commerce Bancshares Inc.	143,318	8,079
†	Walker & Dunlop Inc.	178,984	7,741
†	Torchmark Corp.	103,478	7,712
†	Regions Financial Corp.	558,795	7,477
†	Comerica Inc.	108,134	7,428
†	LPL Financial Holdings Inc.	119,107	7,275
†	Zions Bancorp NA	172,925	7,045
†,*	SVB Financial Group	35,631	6,767
†	SunTrust Banks Inc.	132,296	6,673
†	Allstate Corp.	74,257	6,136
†	American Equity Investment Life Holding Co.	199,951	5,587
†	Nelnet Inc. Class A	103,342	5,409
†	Fifth Third Bancorp	226,351	5,326
†	Assured Guaranty Ltd.	138,840	5,315
†,*	Green Dot Corp. Class A	64,428	5,123
†,*	NMI Holdings Inc. Class A	268,578	4,794
†	E*TRADE Financial Corp.	101,955	4,474
†	Bank of NT Butterfield & Son Ltd.	142,116	4,455
†	TCF Financial Corp.	212,109	4,134
	FirstCash Inc.	52,253	3,781
†	First BanCorp	389,663	3,351
	Progressive Corp.	47,824	2,885
†	Ally Financial Inc.	126,807	2,873
†,*	Credit Acceptance Corp.	7,000	2,672
*	Enova International Inc.	123,265	2,399
†,*	Axos Financial Inc.	92,833	2,338
	Santander Consumer USA Holdings Inc.	131,774	2,318
	Enterprise Financial Services Corp.	47,856	1,801
	Popular Inc.	31,287	1,477
†	Kemper Corp.	21,878	1,452
*	Ambac Financial Group Inc.	75,609	1,303
	Jefferies Financial Group Inc.	73,365	1,274
†	Umpqua Holdings Corp.	76,064	1,209
	International Bancshares Corp.	34,207	1,177
†	BankUnited Inc.	32,250	966
			177,708
Health Care (11.3%)
†,*	Haemonetics Corp.	103,244	10,330
†,*	Tandem Diabetes Care Inc.	258,117	9,801
†,*	Medpace Holdings Inc.	184,927	9,788
†,*	Amedisys Inc.	77,016	9,019
†,*	DexCom Inc.	72,043	8,631
†,*	STAAR Surgical Co.	256,055	8,171
†,*	Inogen Inc.	65,714	8,160
†,*	Endo International plc	1,017,427	7,427
†,*	Loxo Oncology Inc.	50,839	7,121
†	Chemed Corp.	24,630	6,977
†,*	ABIOMED Inc.	21,076	6,851
†,*	Madrigal Pharmaceuticals Inc.	57,910	6,528
†,*	Tenet Healthcare Corp.	350,023	5,999
†,*	Tivity Health Inc.	240,953	5,978

Market Neutral Fund

			Market
			Value•
		Shares	($000)
†,*	Cigna Corp.	30,074	5,712
†,*	Enanta Pharmaceuticals Inc.	79,857	5,656
†	Bruker Corp.	180,163	5,363
†,*	Acorda Therapeutics Inc.	330,958	5,156
†	Eli Lilly & Co.	38,702	4,479
†,*	Halozyme Therapeutics Inc.	290,907	4,256
†,*	Genomic Health Inc.	64,796	4,173
†,*	CareDx Inc.	153,158	3,850
*	Integer Holdings Corp.	48,760	3,718
†,*	Myriad Genetics Inc.	113,955	3,313
†,*	Avanos Medical Inc.	69,728	3,123
†,*	Charles River Laboratories International Inc.	25,328	2,867
*	Illumina Inc.	7,559	2,267
*	PTC Therapeutics Inc.	65,573	2,250
†,*	Spectrum Pharmaceuticals Inc.	242,524	2,122
†	Bristol-Myers Squibb Co.	30,759	1,599
	CONMED Corp.	23,779	1,527
	Encompass Health Corp.	24,690	1,523
*	Natera Inc.	99,113	1,384
*	MacroGenics Inc.	100,612	1,278
			176,397
Industrials (17.7%)
†	Allison Transmission Holdings Inc.	210,740	9,254
†,*	FTI Consulting Inc.	133,793	8,916
†,*	TriNet Group Inc.	198,070	8,309
†	Boeing Co.	25,604	8,257
†	Expeditors International of Washington Inc.	120,267	8,189
†,*	Aerovironment Inc.	120,390	8,181
†	Insperity Inc.	87,451	8,164
†	WW Grainger Inc.	28,850	8,146
†	ArcBest Corp.	234,134	8,021
†,*	United Continental Holdings Inc.	95,786	8,020
†,*	Harsco Corp.	400,799	7,960
†	Pentair plc	210,216	7,942
†	Dover Corp.	111,881	7,938
†,*	Continental Building Products Inc.	310,362	7,899
†,*	Generac Holdings Inc.	157,881	7,847
†	GATX Corp.	104,812	7,422
†	Triton International Ltd.	234,744	7,294
†	Caterpillar Inc.	56,721	7,208
†	Robert Half International Inc.	125,358	7,170
†,*	Vicor Corp.	186,771	7,058
†,*	HD Supply Holdings Inc.	185,367	6,955
†	Armstrong World Industries Inc.	115,116	6,701
†	Old Dominion Freight Line Inc.	52,025	6,425
†	Terex Corp.	225,358	6,213
†,*	Meritor Inc.	349,184	5,905
†,*	Aerojet Rocketdyne Holdings Inc.	165,667	5,836
†,*	Echo Global Logistics Inc.	282,910	5,752
†	SkyWest Inc.	124,229	5,524
†	Rush Enterprises Inc. Class A	150,082	5,175
†	Delta Air Lines Inc.	94,622	4,722
†,*	Axon Enterprise Inc.	106,665	4,667
†,*	Atkore International Group Inc.	225,626	4,476
†	GrafTech International Ltd.	389,760	4,459
†	Kforce Inc.	140,450	4,343
†,*	TrueBlue Inc.	179,613	3,996
†	Korn/Ferry International	99,452	3,932
*	WESCO International Inc.	79,112	3,797
†	Quad/Graphics Inc.	297,457	3,665
†,*	PGT Innovations Inc.	227,159	3,600
*	Chart Industries Inc.	49,889	3,244
†	Schneider National Inc. Class B	111,043	2,073
	Comfort Systems USA Inc.	47,408	2,071
	McGrath RentCorp	37,244	1,917
*	SPX FLOW Inc.	58,723	1,786
	Werner Enterprises Inc.	53,746	1,588
	Kennametal Inc.	46,889	1,560
	Simpson Manufacturing Co. Inc.	27,874	1,509
†	Greenbrier Cos. Inc.	33,748	1,334
	Forward Air Corp.	19,818	1,087
*	Herc Holdings Inc.	37,497	975
			274,482
Information Technology (14.8%)
†,*	Five9 Inc.	237,463	10,382
†	Booz Allen Hamilton Holding Corp. Class A	219,675	9,901
†	CDW Corp.	118,575	9,610
†,*	CACI International Inc. Class A	62,529	9,006
†,*	Atlassian Corp. plc Class A	100,902	8,978
†,*	Zebra Technologies Corp.	56,226	8,953
†,*	Fortinet Inc.	121,697	8,571
†,*	Advanced Micro Devices Inc.	460,937	8,509
†,*	Appfolio Inc.	143,008	8,469
†,*	New Relic Inc.	100,338	8,124

Market Neutral Fund

			Market
			Value•
		Shares	($000)
†	Science Applications International Corp.	125,135	7,971
†	HP Inc.	358,352	7,332
†,*	SMART Global Holdings Inc.	241,403	7,170
†,*	F5 Networks Inc.	42,015	6,808
†,*	Altair Engineering Inc. Class A	237,581	6,552
†,*	Square Inc.	111,609	6,260
†,*	Synaptics Inc.	163,237	6,074
†,*	Cardtronics plc Class A	230,547	5,994
†	NetApp Inc.	99,470	5,935
†,*	Unisys Corp.	507,223	5,899
†,*	Aspen Technology Inc.	66,049	5,428
†,*	Workiva Inc.	135,246	4,854
†,*	Sykes Enterprises Inc.	193,625	4,788
†,*	Diodes Inc.	129,022	4,162
†,*	Lattice Semiconductor Corp.	564,345	3,905
†	Avnet Inc.	107,732	3,889
*	Fitbit Inc. Class A	709,764	3,528
	Sabre Corp.	159,325	3,448
†	KEMET Corp.	194,343	3,409
*	Box Inc.	169,775	2,866
	Mastercard Inc. Class A	14,887	2,808
	KLA-Tencor Corp.	31,296	2,801
†,*	Infinera Corp.	611,977	2,442
*	Dell Technologies Inc.	49,675	2,428
	ManTech International Corp. Class A	42,327	2,213
*	Virtusa Corp.	51,229	2,182
*	Insight Enterprises Inc.	52,240	2,129
	Versum Materials Inc.	75,889	2,104
†,*	RingCentral Inc. Class A	23,593	1,945
^	Ubiquiti Networks Inc.	17,380	1,728
*	Ciena Corp.	49,219	1,669
*	Tech Data Corp.	19,564	1,601
†,*	ON Semiconductor Corp.	96,125	1,587
†,*	Anixter International Inc.	26,130	1,419
†,*	TTM Technologies Inc.	143,576	1,397
†,*	Micron Technology Inc.	43,172	1,370
*,^	SunPower Corp. Class A	223,761	1,112
†	CSG Systems International Inc.	27,237	865
			230,575
Materials (6.0%)
†	CF Industries Holdings Inc.	221,352	9,631
†	Warrior Met Coal Inc.	349,121	8,417
†	Louisiana-Pacific Corp.	376,979	8,376
†	Mosaic Co.	271,191	7,922
†	Domtar Corp.	223,858	7,864
†	Freeport-McMoRan Inc.	728,811	7,514
†,*	Cleveland-Cliffs Inc.	802,051	6,168
†	Greif Inc. Class A	154,003	5,715
†,*	Verso Corp.	219,596	4,919
†	Schnitzer Steel Industries Inc.	222,440	4,794
†	Ball Corp.	97,082	4,464
†	Materion Corp.	81,157	3,651
†	Boise Cascade Co.	138,548	3,304
†	United States Steel Corp.	133,180	2,429
	Sonoco Products Co.	43,325	2,302
†	Huntsman Corp.	106,479	2,054
	Ashland Global Holdings Inc.	22,805	1,618
†	Tronox Ltd. Class A	203,538	1,584
†,*	AdvanSix Inc.	25,797	628
*	SunCoke Energy Inc.	70,963	607
			93,961
Real Estate (5.6%)
†	Omega Healthcare Investors Inc.	230,003	8,085
†	Gaming and Leisure Properties Inc.	244,795	7,909
†	Medical Properties Trust Inc.	488,838	7,861
†	Spirit Realty Capital Inc.	215,544	7,598
†	Sabra Health Care REIT Inc.	455,269	7,503
†	Park Hotels & Resorts Inc.	285,766	7,424
†	Rayonier Inc.	254,023	7,034
†	Ryman Hospitality Properties Inc.	105,070	7,007
†	EPR Properties	100,689	6,447
†	Xenia Hotels & Resorts Inc.	367,488	6,321
†	Hospitality Properties Trust	222,112	5,304
†	Uniti Group Inc.	244,326	3,804
†	Lexington Realty Trust	400,843	3,291
	CoreCivic Inc.	98,626	1,758
			87,346
Utilities (3.2%)
†	FirstEnergy Corp.	275,872	10,359
†	Exelon Corp.	228,092	10,287
†	AES Corp.	609,656	8,816
†	NRG Energy Inc.	218,883	8,668
†	Clearway Energy Inc.	220,929	3,811
	UGI Corp.	71,124	3,794
†	Entergy Corp.	33,383	2,873
	NorthWestern Corp.	26,216	1,558
			50,166
Total Common Stocks-Long Positions
(Cost $1,613,489)			1,535,009

Market Neutral Fund

			Market
			Value•
		Shares	($000)
Common Stocks Sold Short (-98.8%)
Communication Services (-4.1%)
	Meredith Corp.	(160,212)	(8,321)
*	GCI Liberty Inc. Class A	(190,892)	(7,857)
*	Liberty Broadband Corp.	(105,340)	(7,588)
*	Zynga Inc. Class A	(1,772,745)	(6,967)
	CenturyLink Inc.	(378,129)	(5,729)
	Consolidated Communications Holdings Inc.	(466,305)	(4,607)
*	Liberty Media Corp-Liberty Formula One	(126,843)	(3,894)
*	Electronic Arts Inc.	(44,629)	(3,522)
	AT&T Inc.	(101,287)	(2,891)
	EW Scripps Co. Class A	(164,840)	(2,593)
	Entercom Communications Corp. Class A	(388,121)	(2,216)
*	Discovery Communications Inc.	(82,915)	(1,914)
*	Cars.com Inc.	(88,167)	(1,895)
*	Iridium Communications Inc.	(101,219)	(1,867)
*	Liberty Broadband Corp. Class A	(24,316)	(1,746)
*	TrueCar Inc.	(131,001)	(1,187)
			(64,794)
Consumer Discretionary (-13.6%)
	Monro Inc.	(138,589)	(9,528)
	Genuine Parts Co.	(95,811)	(9,200)
	Marriott Vacations Worldwide Corp.	(124,819)	(8,801)
*	Caesars Entertainment Corp.	(1,294,140)	(8,787)
*	Groupon Inc. Class A	(2,674,194)	(8,557)
*	Hilton Grand Vacations Inc.	(312,146)	(8,238)
*	Mohawk Industries Inc.	(69,473)	(8,126)
	Aramark	(278,802)	(8,077)
	L Brands Inc.	(313,274)	(8,042)
*	LKQ Corp.	(328,187)	(7,788)
*	Shutterfly Inc.	(191,711)	(7,718)
*	Wayfair Inc.	(81,197)	(7,314)
*	Tempur Sealy International Inc.	(172,784)	(7,153)
	Strategic Education Inc.	(59,335)	(6,730)
	LCI Industries	(100,722)	(6,728)
	Wyndham Hotels & Resorts Inc.	(137,604)	(6,243)
*	Scientific Games Corp.	(341,654)	(6,109)
*	Mattel Inc.	(608,103)	(6,075)
*	Gentherm Inc.	(149,073)	(5,960)
	Polaris Industries Inc.	(77,014)	(5,905)
	Whirlpool Corp.	(53,883)	(5,758)
	Lithia Motors Inc. Class A	(70,945)	(5,415)
*	Houghton Mifflin Harcourt Co.	(605,982)	(5,369)
	MGM Resorts International	(213,980)	(5,191)
	Big Lots Inc.	(170,158)	(4,921)
	Hasbro Inc.	(59,411)	(4,827)
	Office Depot Inc.	(1,484,188)	(3,829)
*	Grand Canyon Education Inc.	(34,764)	(3,342)
*	Skechers U.S.A. Inc. Class A	(123,398)	(2,825)
*	At Home Group Inc.	(150,882)	(2,815)
*	Roku Inc.	(91,759)	(2,812)
	Bed Bath & Beyond Inc.	(246,176)	(2,787)
*	PlayAGS Inc.	(92,621)	(2,130)
*	Stamps.com Inc.	(10,738)	(1,671)
*	Floor & Decor Holdings Inc. Class A	(64,308)	(1,666)
*	iRobot Corp.	(18,818)	(1,576)
	Newell Brands Inc.	(82,146)	(1,527)
	Tapestry Inc.	(44,169)	(1,491)
			(211,031)
Consumer Staples (-4.8%)
	Church & Dwight Co. Inc.	(142,803)	(9,391)
	Sanderson Farms Inc.	(84,117)	(8,352)
*	Campbell Soup Co.	(220,133)	(7,262)
	Casey’s General Stores Inc.	(53,007)	(6,792)
	Coty Inc. Class A	(909,736)	(5,968)
	Kraft Heinz Co.	(123,098)	(5,298)
	Clorox Co.	(31,962)	(4,927)
*	Pilgrim’s Pride Corp.	(315,796)	(4,898)
*	Hain Celestial Group Inc.	(308,551)	(4,894)
	PriceSmart Inc.	(79,656)	(4,708)
	Energizer Holdings Inc.	(56,861)	(2,567)
	Bunge Ltd.	(45,088)	(2,409)
	Altria Group Inc.	(44,370)	(2,191)
	Conagra Brands Inc.	(80,534)	(1,720)
*	Central Garden & Pet Co. Class A	(53,745)	(1,680)
	Coca-Cola Bottling Co. Consolidated	(8,575)	(1,521)
			(74,578)
Energy (-6.0%)
	EQT Corp.	(500,033)	(9,446)
	McDermott International Inc.	(1,237,937)	(8,096)
	US Silica Holdings Inc.	(713,641)	(7,265)
	Patterson-UTI Energy Inc.	(652,104)	(6,749)
	SemGroup Corp. Class A	(469,944)	(6,476)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	Baker Hughes a GE Co. Class A	(292,224)	(6,283)
	Scorpio Tankers Inc.	(3,351,813)	(5,899)
*	Oceaneering International Inc.	(459,272)	(5,557)
*	Concho Resources Inc.	(49,798)	(5,119)
*	Centennial Resource Development Inc. Class A	(454,752)	(5,011)
	Ensco plc Class A	(1,296,438)	(4,615)
*	Equitrans Midstream Corp.	(192,202)	(3,848)
	Green Plains Inc.	(253,504)	(3,323)
*	Forum Energy Technologies Inc.	(735,477)	(3,038)
	Nabors Industries Ltd.	(1,423,906)	(2,848)
	Golar LNG Ltd.	(115,203)	(2,507)
*	Select Energy Services Inc. Class A	(347,486)	(2,196)
	World Fuel Services Corp.	(85,144)	(1,823)
*	Dril-Quip Inc.	(55,391)	(1,663)
*	PDC Energy Inc.	(38,528)	(1,147)
			(92,909)
Financials (-11.3%)
	MarketAxess Holdings Inc.	(45,612)	(9,638)
	Willis Towers Watson plc	(60,612)	(9,205)
	New York Community Bancorp Inc.	(899,109)	(8,461)
	Chubb Ltd.	(65,025)	(8,400)
*	First Republic Bank	(96,293)	(8,368)
	Cboe Global Markets Inc.	(85,437)	(8,358)
*	Arch Capital Group Ltd.	(302,448)	(8,081)
*	Enstar Group Ltd.	(47,095)	(7,892)
*	LendingClub Corp.	(2,803,169)	(7,372)
*	LendingTree Inc.	(30,963)	(6,799)
	Signature Bank	(65,454)	(6,729)
	Wells Fargo & Co.	(136,334)	(6,282)
*	Markel Corp.	(5,975)	(6,202)
	First Horizon National Corp.	(453,054)	(5,962)
	South State Corp.	(97,475)	(5,844)
	Valley National Bancorp	(612,537)	(5,439)
	Home BancShares Inc.	(305,190)	(4,987)
	Arthur J Gallagher & Co.	(65,358)	(4,817)
	Renasant Corp.	(147,405)	(4,449)
	Invesco Ltd.	(252,110)	(4,220)
	Investors Bancorp Inc.	(394,628)	(4,104)
	James River Group Holdings Ltd.	(107,864)	(3,941)
	WisdomTree Investments Inc.	(564,742)	(3,756)
	CNO Financial Group Inc.	(226,991)	(3,378)
	Mercury General Corp.	(60,411)	(3,124)
*	Brighthouse Financial Inc.	(95,136)	(2,900)
	Pinnacle Financial Partners Inc.	(52,652)	(2,427)
	Fulton Financial Corp.	(132,110)	(2,045)
	First Midwest Bancorp Inc.	(82,330)	(1,631)
	Bank OZK	(67,461)	(1,540)
	Banc of California Inc.	(112,171)	(1,493)
*	PRA Group Inc.	(59,357)	(1,446)
	United Bankshares Inc.	(45,818)	(1,425)
	Old National Bancorp	(82,197)	(1,266)
	Columbia Banking System Inc.	(34,864)	(1,265)
	Ameris Bancorp	(34,917)	(1,106)
	Kearny Financial Corp.	(82,355)	(1,056)
			(175,408)
Health Care (-11.3%)
*	Natus Medical Inc.	(282,668)	(9,619)
*	Alnylam Pharmaceuticals Inc.	(123,280)	(8,988)
	Becton Dickinson and Co.	(37,928)	(8,546)
*	Aerie Pharmaceuticals Inc.	(236,475)	(8,537)
*	Clovis Oncology Inc.	(469,407)	(8,430)
*	Nevro Corp.	(216,648)	(8,425)
*	Integra LifeSciences Holdings Corp.	(175,956)	(7,936)
*	Glaukos Corp.	(136,393)	(7,661)
*	Immunomedics Inc.	(518,861)	(7,404)
*	Bluebird Bio Inc.	(74,489)	(7,389)
*	NuVasive Inc.	(132,900)	(6,586)
*	LHC Group Inc.	(66,352)	(6,229)
*	Diplomat Pharmacy Inc.	(461,011)	(6,205)
*	Acceleron Pharma Inc.	(142,447)	(6,204)
*	Portola Pharmaceuticals Inc.	(299,014)	(5,837)
*	Teladoc Health Inc.	(110,800)	(5,492)
*	Ultragenyx Pharmaceutical Inc.	(125,042)	(5,437)
	Cooper Cos. Inc.	(21,331)	(5,429)
	Dentsply Sirona Inc.	(145,624)	(5,419)
*	Hologic Inc.	(130,750)	(5,374)
*	Radius Health Inc.	(320,728)	(5,289)
*	Penumbra Inc.	(42,806)	(5,231)
*	Aimmune Therapeutics Inc.	(206,046)	(4,929)
	Owens & Minor Inc.	(567,990)	(3,595)
*	Insulet Corp.	(33,745)	(2,677)
*	Insmed Inc.	(198,981)	(2,611)
*	Medidata Solutions Inc.	(35,869)	(2,418)
*	Spark Therapeutics Inc.	(43,887)	(1,718)
*	Deciphera Pharmaceuticals Inc.	(76,823)	(1,612)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
*	Supernus Pharmaceuticals Inc.	(47,129)	(1,566)
*	Puma Biotechnology Inc.	(70,898)	(1,443)
*	ACADIA Pharmaceuticals Inc.	(86,946)	(1,406)
			(175,642)
Industrials (-17.7%)
*	Beacon Roofing Supply Inc.	(315,037)	(9,993)
*	Mercury Systems Inc.	(206,337)	(9,758)
*	Spirit Airlines Inc.	(151,380)	(8,768)
	Nielsen Holdings plc	(375,527)	(8,761)
*	Dycom Industries Inc.	(158,001)	(8,538)
	Granite Construction Inc.	(205,246)	(8,267)
	Deere & Co.	(55,300)	(8,249)
	General Dynamics Corp.	(51,855)	(8,152)
	Fortive Corp.	(120,484)	(8,152)
	Jacobs Engineering Group Inc.	(139,250)	(8,140)
*	Kirby Corp.	(120,260)	(8,101)
	BWX Technologies Inc.	(210,002)	(8,028)
	TransUnion	(140,649)	(7,989)
	Macquarie Infrastructure Corp.	(217,340)	(7,946)
*	Middleby Corp.	(76,469)	(7,856)
*	Welbilt Inc.	(689,979)	(7,666)
*	SiteOne Landscape Supply Inc.	(137,827)	(7,618)
	ABM Industries Inc.	(236,280)	(7,587)
	Allegiant Travel Co. Class A	(73,717)	(7,388)
	Owens Corning	(162,930)	(7,166)
	Hubbell Inc. Class B	(71,979)	(7,150)
*	JELD-WEN Holding Inc.	(479,810)	(6,818)
	Knight-Swift Transportation Holdings Inc.	(269,309)	(6,751)
	Northrop Grumman Corp.	(27,219)	(6,666)
*	WageWorks Inc.	(237,762)	(6,458)
	Healthcare Services Group Inc.	(157,808)	(6,341)
	United Parcel Service Inc. Class B	(64,738)	(6,314)
*	Evoqua Water Technologies Corp.	(654,148)	(6,280)
	Brink’s Co.	(90,753)	(5,867)
	General Electric Co.	(724,396)	(5,484)
*	Hertz Global Holdings Inc.	(378,714)	(5,169)
*	American Woodmark Corp.	(77,945)	(4,340)
	Acuity Brands Inc.	(35,448)	(4,075)
	Multi-Color Corp.	(110,033)	(3,861)
*	Arcosa Inc.	(132,934)	(3,681)
*	MRC Global Inc.	(272,633)	(3,334)
	REV Group Inc.	(382,852)	(2,875)
	Astec Industries Inc.	(80,303)	(2,424)
	Maxar Technologies Ltd.	(202,127)	(2,417)
*	GMS Inc.	(132,746)	(1,973)
*	CIRCOR International Inc.	(87,473)	(1,863)
	Equifax Inc.	(20,000)	(1,863)
*	Sunrun Inc.	(165,803)	(1,806)
	3M Co.	(9,133)	(1,740)
*	Avis Budget Group Inc.	(64,590)	(1,452)
	Tennant Co.	(27,675)	(1,442)
	Actuant Corp. Class A	(52,160)	(1,095)
*	TPI Composites Inc.	(35,142)	(864)
	AZZ Inc.	(18,221)	(735)
			(275,261)
Information Technology (-14.9%)
	Universal Display Corp.	(99,411)	(9,302)
*	Splunk Inc.	(87,619)	(9,187)
	Broadcom Inc.	(35,704)	(9,079)
	Corning Inc.	(297,630)	(8,991)
*	Guidewire Software Inc.	(110,198)	(8,841)
	Marvell Technology Group Ltd.	(543,484)	(8,799)
*	Zscaler Inc.	(223,217)	(8,752)
	LogMeIn Inc.	(106,961)	(8,725)
*	Coherent Inc.	(82,439)	(8,715)
	Symantec Corp.	(439,876)	(8,311)
*	Worldpay Inc. Class A	(108,204)	(8,270)
	SS&C Technologies Holdings Inc.	(181,956)	(8,208)
*	IPG Photonics Corp.	(72,451)	(8,208)
*	NetScout Systems Inc.	(335,234)	(7,922)
	j2 Global Inc.	(113,549)	(7,878)
*	ViaSat Inc.	(133,131)	(7,848)
	Cognex Corp.	(201,167)	(7,779)
*	Ellie Mae Inc.	(123,140)	(7,737)
*	Tyler Technologies Inc.	(39,138)	(7,273)
*	Black Knight Inc.	(154,471)	(6,960)
*	8x8 Inc.	(379,212)	(6,841)
*	Inphi Corp.	(211,453)	(6,798)
*	Ceridian HCM Holding Inc.	(174,783)	(6,028)
*	Nuance Communications Inc.	(452,814)	(5,991)
	Pegasystems Inc.	(122,067)	(5,838)
*	Trimble Inc.	(150,901)	(4,966)
*	ForeScout Technologies Inc.	(140,860)	(3,661)
	AVX Corp.	(235,580)	(3,593)
	TiVo Corp.	(356,412)	(3,354)
*	MaxLinear Inc.	(173,434)	(3,052)
*	Proofpoint Inc.	(34,990)	(2,933)
	Analog Devices Inc.	(24,398)	(2,094)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
*	Electronics For Imaging Inc.	(84,082)	(2,085)
*	Veeco Instruments Inc.	(250,600)	(1,857)
	CDK Global Inc.	(34,250)	(1,640)
*	SailPoint Technologies Holding Inc.	(67,923)	(1,596)
*	MicroStrategy Inc. Class A	(12,027)	(1,536)
*	2U Inc.	(25,895)	(1,288)
			(231,936)
Materials (-6.1%)
	NewMarket Corp.	(21,500)	(8,860)
	Martin Marietta Materials Inc.	(50,190)	(8,626)
*	Summit Materials Inc. Class A	(678,027)	(8,408)
	Vulcan Materials Co.	(83,896)	(8,289)
	Graphic Packaging Holding Co.	(761,807)	(8,106)
*	Crown Holdings Inc.	(192,757)	(8,013)
*	Coeur Mining Inc.	(1,584,241)	(7,082)
	Hecla Mining Co.	(2,969,561)	(7,008)
*	US Concrete Inc.	(164,414)	(5,801)
	DowDuPont Inc.	(101,515)	(5,429)
	HB Fuller Co.	(127,028)	(5,420)
	Compass Minerals International Inc.	(103,286)	(4,306)
*	Century Aluminum Co.	(443,404)	(3,241)
	Valvoline Inc.	(116,068)	(2,246)
	International Flavors & Fragrances Inc.	(11,923)	(1,601)
	Worthington Industries Inc.	(39,682)	(1,382)
	Rayonier Advanced Materials Inc.	(112,907)	(1,202)
			(95,020)
Real Estate (-5.6%)
	American Campus
	Communities Inc.	(209,529)	(8,672)
	QTS Realty Trust Inc. Class A	(212,061)	(7,857)
	Empire State Realty Trust Inc.	(536,141)	(7,629)
	Invitation Homes Inc.	(372,652)	(7,483)
	Prologis Inc.	(123,541)	(7,254)
	Colony Capital Inc.	(1,471,122)	(6,885)
	VICI Properties Inc.	(359,519)	(6,752)
	American Homes 4 Rent Class A	(333,736)	(6,625)
	Healthcare Trust of America Inc. Class A	(207,892)	(5,262)
	Acadia Realty Trust	(182,720)	(4,341)
	PotlatchDeltic Corp.	(136,424)	(4,316)
	Physicians Realty Trust	(241,426)	(3,870)
	Federal Realty Investment Trust	(32,341)	(3,818)
	Macerich Co.	(36,503)	(1,580)
	HFF Inc. Class A	(45,102)	(1,496)
	Kilroy Realty Corp.	(23,398)	(1,471)
	Equity Commonwealth	(46,740)	(1,403)
	Park Hotels & Resorts Inc.	(7,741)	(201)
			(86,915)
Utilities (-3.4%)
	PPL Corp.	(305,550)	(8,656)
	Ormat Technologies Inc.	(162,209)	(8,484)
	Sempra Energy	(74,574)	(8,068)
	South Jersey Industries Inc.	(270,299)	(7,514)
	Pattern Energy Group Inc. Class A	(276,421)	(5,147)
	Consolidated Edison Inc.	(61,186)	(4,678)
	Aqua America Inc.	(132,953)	(4,546)
	Evergy Inc.	(64,289)	(3,650)
	Duke Energy Corp.	(21,162)	(1,826)
			(52,569)
Total Common Stocks Sold Short
(Proceeds $1,819,021)			(1,536,063)
Temporary Cash Investment (2.8%)
Money Market Fund (2.8%)
1,2	Vanguard Market Liquidity Fund, 2.530%
	(Cost $43,153)	431,528	43,153
†,2	Other Assets and Liabilities—Net (97.3%)		1,512,552
Net Assets (100%)			1,554,651

Market Neutral Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities,
Long Positions, at Value
Unaffiliated Issuers	1,535,009
Affiliated Vanguard Funds	43,153
Total Long Positions	1,578,162
Investment in Vanguard	85
†Cash Segregated for Short Positions	1,526,246
Receivables for Investment Securities Sold	4,920
Receivables for Accrued Income	2,182
Receivables for Capital Shares Issued	4,509
Currency at Value	2
Other Assets	4,669
Total Assets	3,120,775
Liabilities
Securities Sold Short, at Value	1,536,063
Payables for Investment Securities Purchased	8,544
Collateral for Securities on Loan	9,891
Payables for Capital Shares Redeemed	9,424
Payables to Vanguard	408
Accrued Dividend Expense on Securities Sold Short	1,794
Total Liabilities	1,566,124
Net Assets	1,554,651

At December 31, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	1,608,401
Total Distributable Earnings (Loss)	(53,750)
Net Assets	1,554,651

Investor Shares—Net Assets
Applicable to 104,059,794 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,208,837
Net Asset Value Per Share—Investor Shares	$11.62

Institutional Shares—Net Assets
Applicable to 29,894,378 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	345,814
Net Asset Value Per Share—Institutional Shares	$11.57

•    See Note A in Notes to Financial Statements.

†   Long security positions with a value of $1,071,739,000 and cash of $1,526,246,000 are held in a segregated account at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.

*     Non-income-producing security.

^    Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,423,000.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2   Includes $9,891,000 of collateral received for securities on loan.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Operations

Year Ended
December 31, 2018
($000)
Investment Income
Income
Dividends	21,386
Interest[1]	23,122
Securities Lending—Net	405
Total Income	44,913
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,205
Management and Administrative—Investor Shares	1,279
Management and Administrative—Institutional Shares	186
Marketing and Distribution—Investor Shares	273
Marketing and Distribution—Institutional Shares	10
Custodian Fees	92
Auditing Fees	28
Shareholders’ Reports—Investor Shares	24
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	1
Dividend Expense on Securities Sold Short	26,375
Total Expenses	29,474
Net Investment Income (Loss)	15,439
Realized Net Gain (Loss)
Investment Securities Sold—Long Positions[1]	198,047
Investment Securities Sold Short	(179,017)
Realized Net Gain (Loss)	19,030
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions[1]	(417,492)
Investment Securities Sold Short	392,842
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(24,650)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,819

1   Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $604,000, $7,000, and ($5,000) respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,439	19,150
Realized Net Gain (Loss)	19,030	(207,185)
Change in Unrealized Appreciation (Depreciation)	(24,650)	82,731
Net Increase (Decrease) in Net Assets Resulting from Operations	9,819	(105,304)
Distributions
Net Investment Income
Investor Shares	(11,957)	(14,751)
Institutional Shares	(3,417)	(3,657)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(15,374)	(18,408)
Capital Share Transactions
Investor Shares	(155,618)	(289,113)
Institutional Shares	15,693	14,828
Net Increase (Decrease) from Capital Share Transactions	(139,925)	(274,285)
Total Increase (Decrease)	(145,480)	(397,997)
Net Assets
Beginning of Period	1,700,131	2,098,128
End of Period	1,554,651	1,700,131

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.66	$12.39	$12.12	$11.50	$11.03
Investment Operations
Net Investment Income (Loss)	.108[1]	.111[1]	.050	.002[1]	(.032)
Net Realized and Unrealized Gain (Loss)
on Investments	(.038)	(.717)	.267	.620	.502
Total from Investment Operations	.070	(.606)	.317	.622	.470
Distributions
Dividends from Net Investment Income	(.110)	(.124)	(.047)	(.002)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.110)	(.124)	(.047)	(.002)	—
Net Asset Value, End of Period	$11.62	$11.66	$12.39	$12.12	$11.50

Total Return	0.59%	-4.89%	2.62%	5.41%	4.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,209	$1,368	$1,760	$650	$257
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[2,3]	1.80%	1.54%	1.60%	1.46%	1.64%
Net of Dividend and Borrowing Expense on
Securities Sold Short	0.20%	0.22%	0.22%	0.25%	0.25%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.93%	0.94%	0.48%	0.01%	(0.38%)
Portfolio Turnover Rate	110%	79%	64%	68%	73%

1 Calculated based on average shares outstanding.

2 Includes dividend expense on securities sold short of 1.60%, 1.32%, 1.38%, 1.06%, and 1.21%, respectively.

3 Includes borrowing expense on securities sold short of 0.00%, 0.00%, 0.00%, 0.15%, and 0.18%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.61	$12.34	$12.07	$11.45	$10.97
Investment Operations
Net Investment Income (Loss)	.119[1]	.123[1]	.061	.011[1]	(.023)
Net Realized and Unrealized Gain (Loss) on Investments	(.043)	(.719)	.265	.621	.503
Total from Investment Operations	.076	(.596)	.326	.632	.480
Distributions
Dividends from Net Investment Income	(.116)	(.134)	(.056)	(.012)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.116)	(.134)	(.056)	(.012)	—
Net Asset Value, End of Period	$11.57	$11.61	$12.34	$12.07	$11.45

Total Return	0.65%	-4.83%	2.70%	5.52%	4.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$346	$332	$338	$102	$55
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[2,3]	1.74%	1.46%	1.52%	1.36%	1.54%
Net of Dividend and Borrowing Expense on
Securities Sold Short	0.14%	0.14%	0.14%	0.15%	0.15%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.99%	1.02%	0.56%	0.11%	(0.28%)
Portfolio Turnover Rate	110%	79%	64%	68%	73%

1 Calculated based on average shares outstanding.

2 Includes dividend expense on securities sold short of 1.60%, 1.32%, 1.38%, 1.06%, and 1.21%, respectively.

3 Includes borrowing expense on securities sold short of 0.00%, 0.00%, 0.00%, 0.15%, and 0.18%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Notes to Financial Statements

Vanguard Market Neutral Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. In the absence of a default, the collateral segregated by the fund cannot be repledged, resold or rehypothecated. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Statement of Operations. Dividends on securities sold short are reported as an expense in the Statement of Operations.

Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Statement of Net Assets.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Market Neutral Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Market Neutral Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2018, the fund had contributed to Vanguard capital in the amount of $85,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for the expiration of capital loss carryforwards, were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	(4,895)
Total Distributable Earnings (Loss)	4,895

Market Neutral Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	1,124
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(258,700)
Net Unrealized Gains (Losses)	204,097

* The fund used capital loss carryforwards of $18,870,000 to offset taxable capital gains realized during the year ended December 31, 2018, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments, derivatives, and securites sold short based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,657,023
Gross Unrealized Appreciation	474,494
Gross Unrealized Depreciation	(270,397)
Net Unrealized Appreciation (Depreciation)	204,097

E.  During the year ended December 31, 2018, the fund purchased $1,754,551,000 of investment securities and sold $1,652,550,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $1,989,572,000 and $1,905,279,000, respectively.

F.  Capital share transactions for each class of shares were:

			Year Ended December 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	406,078	34,392	591,027	49,285
Issued in Lieu of Cash Distributions	10,168	873	12,597	1,078
Redeemed	(571,864)	(48,521)	(892,737)	(75,101)
Net Increase (Decrease)—Investor Shares	(155,618)	(13,256)	(289,113)	(24,738)
Institutional Shares
Issued	129,075	10,942	103,508	8,699
Issued in Lieu of Cash Distributions	2,788	240	2,924	251
Redeemed	(116,170)	(9,906)	(91,604)	(7,730)
Net Increase (Decrease)—Institutional Shares	15,693	1,276	14,828	1,220

Market Neutral Fund

At December 31, 2018, one shareholder was the record or beneficial owner of 27% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Montgomery Funds and Shareholders of Vanguard Market Neutral Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Market Neutral Fund (constituting Vanguard Montgomery Funds, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Market Neutral Fund

This information for the fiscal year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $15,374,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1   Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

© 2019 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q6340 022019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended December 31, 2018: $28,000
Fiscal Year Ended December 31, 2017: $29,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2018: $9,734,277
Fiscal Year Ended December 31, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b)     Audit-Related Fees.

Fiscal Year Ended December 31, 2018: $5,581,336
Fiscal Year Ended December 31, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)     Tax Fees.

Fiscal Year Ended December 31, 2018: $347,985
Fiscal Year Ended December 31, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)     All Other Fees.

Fiscal Year Ended December 31, 2018: $0
Fiscal Year Ended December 31, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2018: $347,985
Fiscal Year Ended December 31, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures.  The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  February 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY *

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 19, 2019

VANGUARD MONTGOMERY FUNDS

BY:	/s/ THOMAS J. HIGGINS*

THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 19, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216, Incorporated by Reference.